MUNIVEST
NEW JERSEY
FUND, INC.








FUND LOGO








Annual Report

October 31, 1995




This report, including the financial information herein, is transmitted to the shareholders of MuniVest New Jersey Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.

MuniVest
New Jersey Fund, Inc.
Box 9011
Princeton, NJ
08543-9011








MUNIVEST NEW JERSEY FUND, INC.


The Benefits and
Risks of
Leveraging

MuniVest New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

DEAR SHAREHOLDER

For the year ended October 31, 1995, the Common Stock of MuniVest New Jersey Fund, Inc. earned $0.761 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 5.53%, based on a month-end net asset value of $13.76 per share. Over the same period, the total investment return on the Fund's Common Stock was +20.74%, based on a change in per share net asset value from $12.18 to $13.76, and assuming reinvestment of $0.764 per share income dividends.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +8.74%, based on a change in per share net asset value from $13.06 to $13.76, and assuming reinvestment of $0.375 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield of 3.95%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.


Portfolio Strategy
During the 12-month period ended October 31, 1995, the municipal bond market was extremely volatile. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields ranged from a high of 7.37% on November 17, 1994 to a low of 5.94% on June 8, 1995. At the Fund's fiscal year-end of October 31, 1995, the Index was near the low for the period, yielding 6.02%. After rising sharply for most of 1994, long-term interest rates have rallied significantly during 1995 as the US economy nearly slowed to a halt. This slowdown in economic growth initially caused the Federal Reserve Board to stop tightening monetary policy early in 1995. Once the magnitude of the slowdown became apparent in July 1995, the Federal Reserve Board actually decreased the Federal Funds rate by 0.25% to 5.75%.

We altered the Fund's portfolio strategy during the past 12 months as investor sentiment changed. We entered the year defensively postured and maintained that outlook through early 1995. However, as evidence of a stagnant economy emerged early in 1995, we began to adopt a more constructive outlook. Our strategy then centered on reducing cash reserves as much as possible and restructuring the holdings to extend the average portfolio maturity. This entailed selling par bonds which have little upside potential, and buying both discount coupon and noncallable bonds. These moves made the Fund more responsive to changes in interest rates. As a result, the Fund generated a positive total return and an attractive current yield for its Common Stock shareholders.


In Conclusion
We appreciate your ongoing interest in MuniVest New Jersey Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(William M. Petty)
William M. Petty
Portfolio Manager


December 4, 1995


We are pleased to announce that William M. Petty is responsible for the day-to-day management of MuniVest New Jersey Fund, Inc. Mr. Petty has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1993 as Vice President and was an Assistant Vice President from 1992 to 1993. Prior thereto, he was employed by J.J. Kenny Municipal Bond Brokers as a Municipal Bond Broker from 1990 to 1992.

Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

NYSE Symbol
MVJ

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, New York 10004

PROXY RESULTS
During the six-month period ended October 31, 1995, MuniVest New
Jersey Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1. To elect the Fund's Board of Directors:      Edward H. Meyer                    4,749,162                113,036
                                                Jack B. Sunderland                 4,742,284                119,914
                                                J. Thomas Touchton                 4,751,209                110,989
                                                Arthur Zeikel                      4,751,209                110,989


                                                                              Shares Voted     Shares Voted    Shares Voted
                                                                                  For            Against         Abstain
2. To ratify the selection of Ernst & Young LLC as the Fund's independent
   auditors for the current fiscal year.                                        4,712,492         63,422          86,284


During the six-month period ended October 31, 1995, MuniVest New
Jersey Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1. To elect the Fund's Board of Directors:      Donald Cecil                         1,235                    137
                                                M. Colyer Crum                       1,235                    137
                                                Edward H. Meyer                      1,235                    137
                                                Jack B. Sunderland                   1,235                    137
                                                J. Thomas Touchton                   1,235                    137
                                                Arthur Zeikel                        1,235                    137


                                                                               Shares Voted    Shares Voted    Shares Voted
                                                                                   For           Against         Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                          1,212            160              0

Portfolio Abbreviations

To simplify the listings of MuniVest New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
EDA            Economic Development Authority
GO             General Obligation Bonds
LT             Limited Tax
M/F            Multi-Family
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                             Value
STATE           Ratings   Ratings  Amount   Issue                                                                  (Note 1a)
New Jersey--    AAA       Aaa     $ 2,500   Atlantic City, New Jersey, Board of Education, School Revenue
95.7%                                       Bonds, UT, 6.125% due 12/01/2011 (d)                                   $  2,608

                AAA       Aaa       2,500   Camden County, New Jersey, Improvement Authority, Lease
                                            Revenue Bonds (County Guaranteed), 6.15% due 10/01/2014 (b)               2,626

                AAA       Aaa       1,815   Cape May County, New Jersey, Industrial Pollution Control Financing
                                            Authority Revenue Bonds (Atlantic City Electric Company Project),
                                            AMT, Series A, 7.20% due 11/01/2029 (b)                                   2,065

                AAA       Aaa       1,300   Highland Park, New Jersey, School District, UT, 6.55% due
                                            2/15/2025 (b)                                                             1,424

                AAA       Aaa       2,000   Hudson County, New Jersey, COP, Refunding (Correctional Facilities),
                                            6.60% due 12/01/2021 (b)                                                  2,148

                AA        A         3,200   Jersey City, New Jersey, School GO, UT, 6.65% due 2/15/2016               3,447

                NR*       VMIG1++   1,350   New Jersey EDA, Dock Facility, Revenue Refunding Bonds (Bayonne/
                                            IMTT Project), VRDN, Series A, 3.95% due 12/01/2027 (a)                   1,350

                NR*       A1        1,500   New Jersey EDA, Economic Development, Revenue Refunding Bonds
                                            (Burlington Coat Factory), 6.125% due 9/01/2010                           1,540

                                            New Jersey EDA, Natural Gas Facilities Revenue Bonds:
                BBB       A3        5,000     (Elizabethtown Gas Company Project), AMT, Series A, 6.75% due
                                              10/01/2021                                                              5,165
                A1+       VMIG1++     700     (New Jersey Natural Gas Company Project), VRDN, Series B,
                                              3.55% due 8/01/2030 (a)(d)                                                700
                AAA       Aaa       4,000     Refunding (NUI Corp.), Series A, 6.35% due 10/01/2022 (d)               4,246

                AAA       Aaa       2,500   New Jersey EDA, Revenue Bonds (Educational Testing Service), Series B,
                                            6.25% due 5/15/2025 (b)                                                   2,615

                A+        A1        1,000   New Jersey EDA, State Contract Economic Recovery Bonds, Series A,
                                            6% due 3/15/2021                                                          1,007

                                            New Jersey EDA, Water Facilities Revenue Bonds (New Jersey American
                                            Water Company Inc. Project), AMT (c):
                AAA       Aaa       1,000     6.50% due 4/01/2022                                                     1,067
                AAA       Aaa       1,000     Series B, 5.50% due 6/01/2023                                             967

                                            New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                AAA       Aaa       3,750     (JFK Health Systems Obligation Group), 5.70% due 7/01/2025 (c)          3,692
                AAA       Aaa       5,000     Refunding (Jersey Shore Medical Center), 6.75% due 7/01/2019 (d)        5,492
                AAA       Aaa       1,000     Refunding (Monmouth Medical Center), Series C, 6.25% due
                                              7/01/2024 (f)                                                           1,040
                NR*       Baa       4,200     (Southern Ocean County Hospital), Series A, 6.25% due 7/01/2023         4,081

                AAA       Aaa       2,000   New Jersey Sports and Exposition Authority, Luxury Tax, Revenue
                                            Refunding Bonds (Convention Center), Series A, 6.60% due 7/01/2015 (b)    2,174

                                            New Jersey State Building Authority, Revenue Refunding Bonds:
                AA-       Aa        3,000     5% due 6/15/2015                                                        2,767
                AA-       Aa        3,000     5% due 6/15/2016                                                        2,761

                AA+       Aa1       1,970   New Jersey State, GO, AMT, 7.05% due 7/15/2014                            2,253

                                            New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                            Revenue Bonds, AMT (b):
                AAA       Aaa       2,240     Series K, 6.375% due 10/01/2026                                         2,280
                AAA       Aaa       3,000     Series M, 7% due 10/01/2026                                             3,176

                                            New Jersey State Housing and Mortgage Finance Agency, Housing
                                            Revenue Refunding Bonds, Series A:
                A+        NR*       4,500     6.95% due 11/01/2013                                                    4,757
                AAA       Aaa       1,800     M/F, 6.05% due 11/01/2020 (d)                                           1,810

                AAA       Aaa       3,000   New Jersey State Transportation Corporation, COP (Raymond Plaza
                                            East, Incorporated), 6.50% due 10/01/2016 (e)                             3,262

                                            New Jersey State Transportation Trust Fund Authority Refunding
                                            Bonds (Transportation System) (b):
                AAA       Aaa       5,000     Series A, 5.50% due 6/15/2013                                           4,944
                AAA       Aaa       3,000     Series A, 5% due 6/15/2015                                              2,821
                AAA       Aaa       2,500     Series B, 5.50% due 6/15/2015                                           2,500

                                            New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                            Bonds, Series C:
                A         A         1,000     6.50% due 1/01/2008                                                     1,116
                AAA       Aaa       3,150     6.50% due 1/01/2016 (b)                                                 3,547

                AA-       Aa        2,865   New Jersey Wastewater Treatment Trust, Loan Revenue Bonds,
                                            Series A, 6.50% due 4/01/2014                                             3,041

                NR*       A1        3,905   Passaic County, New Jersey, Refunding Bonds, UT, Series A, 6%
                                            due 9/01/2006                                                             4,249

                                            Port Authority of New York and New Jersey, Consolidated Revenue
                                            Bonds:
                AA-       A1        5,000     72nd Series, 7.35% due 10/01/2027                                       5,725
                AA-       A1        1,500     76th Series, AMT, 6.50% due 11/01/2026                                  1,568
                AAA       Aaa       1,450     83rd Series, 6.375% due 10/15/2017 (b)                                  1,528
                AA-       A1        1,500     100th Series, 5.75% due 6/15/2030                                       1,471

                A1+       VMIG1++     200   Port Authority of New York and New Jersey, Special Obligation
                                            Revenue Bonds (Versatile Structure Obligation), VRDN, AMT, Series 1,
                                            3.90% due 8/01/2028 (a)                                                     200

                AAA       Aaa       1,115   South Brunswick Township, New Jersey, Board of Education, School
                                            Revenue Bonds, LT, 6.40% due 8/01/2020 (c)                                1,195

                AA        A         1,750   University of Medicine and Dentistry, New Jersey, Series E, 6.50%
                                            due 12/01/2018                                                            1,876


Puerto Rico--   A-        Baa1      2,250   Puerto Rico Electric Power Authority, Power Revenue Refunding
2.3%                                        Bonds, Series S, 7% due 7/01/2006                                         2,590


                Total Investments (Cost--$105,901)--98.0%                                                           110,891

                Other Assets Less Liabilities--2.0%                                                                   2,266
                                                                                                                   --------
                Net Assets--100.0%                                                                                 $113,157
                                                                                                                   ========

             (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
             (b)MBIA Insured.
             (c)FGIC Insured.
             (d)AMBAC Insured.
             (e)FSA Insured.
             (f)CGIC Insured.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.
             Ratings of issues shown have not been audited by Ernst & Young LLP.


             See Notes to Financial Statements.




STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1995
Assets:             Investments, at value (identified cost--$105,901,100) (Note 1a)                         $110,890,533
                    Cash                                                                                         826,651
                    Interest receivable                                                                        1,697,131
                    Deferred organization expenses (Note 1e)                                                      13,724
                    Prepaid expenses                                                                               5,431
                                                                                                            ------------
                    Total assets                                                                             113,433,470
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $    153,803
                      Investment adviser (Note 2)                                                46,354          200,157
                                                                                           ------------
                    Accrued expenses                                                                              76,120
                                                                                                            ------------
                    Total liabilities                                                                            276,277
                                                                                                            ------------

Net Assets:         Net assets                                                                              $113,157,193
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized)(Note 4):
                      Preferred Stock, par value $.10 per share (1,500 shares
                      of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 37,500,000
                      Common Stock, par value $.10 per share (5,497,953 shares
                      issued and outstanding)                                              $    549,795
                    Paid-in capital in excess of par                                         76,520,088
                    Undistributed investment income--net                                        399,894
                    Accumulated realized capital losses on investments--net (Note 5)         (6,802,017)
                    Unrealized appreciation on investments--net                               4,989,433
                                                                                           ------------
                    Total--Equivalent to $13.76 net asset value per share of
                    Common Stock (market price--$12.00)                                                       75,657,193
                                                                                                            ------------
                    Total capital                                                                           $113,157,193
                                                                                                            ============

                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1995
Investment          Interest and amortization of premium and discount earned                                $  6,560,101
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    544,218
                    Commission fees (Note 4)                                                     95,338
                    Professional fees                                                            84,021
                    Accounting services (Note 2)                                                 43,763
                    Printing and shareholder reports                                             41,881
                    Transfer agent fees                                                          32,436
                    Directors' fees and expenses                                                 23,805
                    Listing fees                                                                 16,670
                    Custodian fees                                                                9,449
                    Pricing fees                                                                  6,161
                    Amortization of organization expenses (Note 1e)                               5,505
                    Other                                                                         9,773
                                                                                           ------------
                    Total expenses                                                                               913,020
                                                                                                            ------------
                    Investment income--net                                                                     5,647,081
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (2,917,645)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                        11,582,892
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 14,312,328
--Net (Notes 1b,                                                                                            ============
1d & 3):

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended October 31,
                    Increase (Decrease) in Net Assets:                                        1995              1994
Operations:         Investment income--net                                                 $  5,647,081     $  5,495,683
                    Realized loss on investments--net                                        (2,917,645)      (3,884,372)
                    Change in unrealized appreciation/depreciation on investments--net       11,582,892      (10,778,692)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          14,312,328       (9,167,381)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (4,201,421)      (4,474,230)
Shareholders          Preferred Stock                                                        (1,431,885)      (1,044,277)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --         (196,409)
                      Preferred Stock                                                                --          (30,825)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (5,633,306)      (5,745,741)
                                                                                           ------------     ------------

Common Stock        Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                                      --          221,713
(Notes 1e & 4):     Offering and underwriting costs resulting from the issuance
                    of Common Stock                                                                  --           12,188
                    Offering and underwriting costs resulting from the issuance
                    of Preferred Stock                                                               --           20,840
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                     --          254,741
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   8,679,022      (14,658,381)
                    Beginning of year                                                       104,478,171      119,136,552
                                                                                           ------------     ------------
                    End of year*                                                           $113,157,193     $104,478,171
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    399,894     $    386,119
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                                                For the
                                                                                                                Period
                    The following per share data and ratios have been derived           For the                 Apr. 30,
                    from information provided in the financial statements.             Year Ended              1993++ to
                                                                                       October 31,              Oct. 31,
                    Increase (Decrease) in Net Asset Value:                         1995          1994            1993
Per Share           Net asset value, beginning of period                         $  12.18       $  14.89        $  14.18
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                           1.02           1.00             .49
                    Realized and unrealized gain (loss) on investments--net          1.58          (2.66)            .81
                                                                                 --------       --------        --------
                    Total from investment operations                                 2.60          (1.66)           1.30
                                                                                 --------       --------        --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                         (.76)          (.81)           (.35)
                      Realized gain on investments--net                                --           (.04)             --
                                                                                 --------       --------        --------
                    Total dividends and distributions to Common Stock
                    shareholders                                                     (.76)          (.85)           (.35)
                                                                                 --------       --------        --------
                    Capital charge resulting from issuance of Common Stock             --             --            (.04)
                                                                                 --------       --------        --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                       (.26)          (.19)           (.07)
                        Realized gain on investments--net                              --           (.01)             --
                      Capital charge resulting from issuance of
                      Preferred Stock                                                  --             --            (.13)
                                                                                 --------       --------        --------
                    Total effect of Preferred Stock activity                         (.26)          (.20)           (.20)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  13.76       $  12.18        $  14.89
                                                                                 ========       ========        ========
                    Market price per share, end of period                        $  12.00       $ 10.125        $  15.00
                                                                                 ========       ========        ========

Total Investment    Based on market price per share                                26.66%        (27.74%)          2.38%+++
Return:**                                                                        ========       ========        ========
                    Based on net asset value per share                             20.74%        (12.43%)          7.50%+++
                                                                                 ========       ========        ========

Ratios to Average   Expenses, net of reimbursement                                   .84%           .79%            .48%*
Net Assets:***                                                                   ========       ========        ========
                    Expenses                                                         .84%           .82%            .84%*
                                                                                 ========       ========        ========
                    Investment income--net                                          5.20%          4.89%           4.85%*
                                                                                 ========       ========        ========

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                               $ 75,657       $ 66,978        $ 81,637
                                                                                 ========       ========        ========
                    Preferred Stock outstanding, end of period (in
                    thousands)                                                   $ 37,500       $ 37,500        $ 37,500
                                                                                 ========       ========        ========
                    Portfolio turnover                                             62.45%         68.75%          20.15%
                                                                                 ========       ========        ========

Dividends Per Share Investment income--net                                       $    955       $    696        $    240
On Preferred Stock
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on June 1, 1993.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split.
                 +++Aggregate total investment return.



                    See Notes to Financial Statements.






NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniVest New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $64,938,991 and $64,284,048, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                  Realized       Unrealized
                                   Losses          Gains

Long-term investments          $  (2,539,824)   $  4,989,433
Financial futures contracts         (377,821)             --
                               -------------    ------------
Total                          $  (2,917,645)   $  4,989,433
                               =============    ============


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $4,952,820, of which $5,078,107 related to appreciated securities and $125,287 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $105,937,713.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 5,497,953. At October 31, 1995, total paid-in capital amounted to $77,069,883.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1995 was 3.00%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 1,500 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $76,061 as commissions.


5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $5,906,000, of which $3,576,000 expires in 2002 and $2,330,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.064580 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.




<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniVest New Jersey Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniVest New Jersey Fund, Inc., including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniVest New Jersey Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



(Ernst & Young LLP)
Ernst & Young LLP
Princeton, New Jersey
November 30, 1995
</AUDIT-REPORT>





IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid monthly by MuniVest New Jersey Fund, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




PER SHARE INFORMATION (unaudited)

Per Share
Selected
Quarterly
Financial Data*
                                                       Net      Realized Unrealized            Dividends/Distributions
                                                    Investment    Gains    Gains    Net Investment Income      Capital Gains
For the Period                                        Income    (Losses)  (Losses)  Common      Preferred     Common   Preferred
November 1, 1993 to January 31, 1994                   $.26      $ .01   $  .05     $.21        $.04        $.04        $.01
February 1, 1994 to April 30, 1994                      .24       (.16)   (1.84)     .20         .05         --          --
May 1, 1994 to July 31, 1994                            .25       (.24)     .57      .20         .04         --          --
August 1, 1994 to October 31, 1994                      .25       (.30)    (.75)     .20         .06         --          --
November 1, 1994 to January 31, 1995                    .26       (.45)     .89      .20         .07         --          --
February 1, 1995 to April 30, 1995                      .25       (.07)     .51      .19         .06         --          --
May 1, 1995 to July 31, 1995                            .26       (.06)     .34      .18         .07         --          --
August 1, 1995 to October 31, 1995                      .25        .05      .37      .19         .06         --          --

                                                                Net Asset Value               Market Price**
For the Period                                                  High         Low           High           Low      Volume***
November 1, 1993 to January 31, 1994                          $14.91       $14.39        $15.125        $13.75        340
February 1, 1994 to April 30, 1994                             14.86        12.33         14.875         11.50        336
May 1, 1994 to July 31, 1994                                   13.54        12.35         12.625         11.50        634
August 1, 1994 to October 31, 1994                             13.23        12.18         12.125         10.00        574
November 1, 1994 to January 31, 1995                           12.63        11.15         11.375          9.375     1,272
February 1, 1995 to April 30, 1995                             13.43        12.65         11.75          11.125       501
May 1, 1995 to July 31, 1995                                   13.83        13.06         11.875         11.125       488
August 1, 1995 to October 31, 1995                             13.89        13.12         12.125         11.50        488

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.